Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

QUARTERLY REPORT

June 30, 2008

One Pacific Place, Suite 600 • 1125 South 103rd Street • Omaha, Nebraska, 68124-6008
phone (402) 391-1980 • toll free (800) 304-9745 • fax (402) 391-2125
www.weitzfunds.com

25 YEARS – ONE PHILOSOPHY

Over the past 25 years we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At The Weitz Funds a few things have remained constant, our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has consistently produced good long-term returns and should continue to do so into the next quarter century.

“We eat our own cooking.”

All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.

When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”

“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.

We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.

Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

Additions to Our Report

In order to give shareholders more information that relates specifically to the Fund(s) they own, we have made some additions to our quarterly report.

Analyst Corner – Every quarter a member of our research team will provide a brief summary of the portfolio analysis relating to one of our investments.

Management Discussion and Analysis – Before the performance, profiles and schedule of investments pages for each Fund, you will now find commentary which focuses in more detail on the strategy and investment approach for each individual Fund.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

LETTER TO SHAREHOLDERS

July 16, 2008

Dear Fellow Shareholder:

          The bear market is in full swing and investor panic is spreading to nearly all parts of the stock and bond markets. The sense of fear and hopelessness among investors reminds me of 1974 when the Dow Industrials fell from over 1,000 to under 600. In that bear market, the first “oil shock” (OPEC asserted itself and oil prices rose from $3 to $10) and fears of recession and inflation—“stagflation”—led both individual and institutional investors to give up on stocks. Much of the bad news was real, and many businesses had depressed earnings for a while, but the selling of stocks “over-shot” logical price levels by a wide margin. Once the market bottomed in December 1974, it rose back to 1,000 within 15 months, a gain of 75% off the bottom.

          The “credit crisis” that began in 2007 and triggered the current bear market is particularly unnerving because a number of large, well-known financial institutions are experiencing severe credit and liquidity problems. The unprecedented decline in home prices has raised questions about the value of mortgage collateral. The complexity of asset-backed securities and the absence of a trading market for these securities have made it impossible to assess the strength of the balance sheets of many institutions. Fear of the unknown has led to heavy selling.

          Now the distress in financial markets is spilling over into the rest of the economy. Earnings estimates are being lowered. Unemployment is rising. Energy, agriculture, and other commodity-related stocks which until recently were islands of strength, are showing signs of weakness. When investors give up on equities in general and speculators are forced to sell because they can no longer borrow to hold their positions, stocks can fall well below their intrinsic values. We believe this is happening now and that it is creating good opportunities for value investors.

          Our stock fund results have been poor. In round numbers, we are down 20% in the first half of 2008 and down 30% over the past 12 months. The details are shown in the table below. A small portion of our losses will not be recovered—we underestimated the speed and severity of credit deterioration and overestimated some companies’ ability to cope with credit and liquidity problems. Our exposure to this type of company is now very small.

          For the vast majority of our companies, though, we believe that business values are holding their own or growing. Companies such as Berkshire Hathaway, WellPoint, Dell, Liberty Media-Interactive, Liberty Global, Telephone and Data Systems, etc. are suffering from investor angst but not from balance sheet distress or serious business problems. These companies are generating more cash than they need to reinvest in their businesses, they have strong balance sheets, and they are managed by people we trust to allocate capital well. Some are experiencing a cyclical slowdown—others are growing nicely in the face of a poor economy. Many have significant foreign operations that provide a measure of insulation from the problems of the U.S. economy. All are coping well with a challenging environment.

          Our investment approach is very straightforward. We calculate the price that we believe an intelligent, informed investor would pay to buy 100% of a business and we try to buy shares in that business at a significant discount to that “business value.” Not surprisingly, when the discount is greater—that is when stocks are cheaper—subsequent investment results tend to be better. By our calculations of business value, our stocks are cheaper today than they have been for many years. This does not mean they will not get even cheaper, but we think it means that our odds of earning good returns from current price levels are very good.

New Format for Quarterly Reports

          The letter from Brad and me which discusses the investment climate and reviews our investment results (this one) will remain a part of our quarterly reports. We will also continue to include several pages of data on each Fund—historical returns, top ten positions, performance attribution, etc. We are adding a separate “Management Discussion and Analysis” section for each Fund so that we can comment on Fund-specific investments or strategies. We have also added a new section called “Analyst Corner” which can be found immediately following this letter. This column will give our analysts a chance to explain some of our more important positions and will let shareholders get to know our analysts.

Historical Results

          The table below shows investment results over various intervals for our stock Funds (after deducting fees and expenses), the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*			Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	25-Year

Value**	-7.4%	-18.9%	-30.2%	-4.1%	2.2%	4.9%	10.6%	11.3%	N/A
Partners Value**	-6.9	-18.9	-29.7	-3.3	2.5	5.0	10.9	11.6	12.8
Hickory**	-7.5	-17.8	-31.6	-4.5	5.4	1.7	10.4	N/A	N/A
Partners III**	-7.1	-15.6	-28.9	-4.5	4.5	6.4	12.4	12.4	13.1

S&P 500#	-2.7	-11.9	-13.1	4.4	7.6	2.9	9.2	10.4	11.2
Russell 2000#	0.6	-9.4	-16.2	3.8	10.3	5.5	N/A	N/A	N/A
Nasdaq Composite#	0.8	-13.2	-11.2	4.5	7.9	2.5	8.2	9.2	8.2

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.16%, 1.16%, 1.23% and 1.54%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15-, 20- and 25-year Nasdaq numbers for which reinvestment of dividend information was not available).

**	See pages 17 and 29 for additional performance disclosures.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          Each of our stock Funds is different, but there is enough “family resemblance” that a discussion of the top positions across all the Funds should be useful for all shareholders.

          Liberty Global, Liberty Entertainment, and Liberty Interactive (12.2% collectively) are three separate entities controlled by cable legend John Malone. Global provides cable TV and programming in Eastern and Western Europe and Japan. Entertainment is a collection of video distribution and content assets, the most important of which is DirectTV. Interactive owns QVC. These companies generate large amounts of free cash flow and have excellent records of making good acquisitions and buying back their own stock at attractive prices.

          Berkshire Hathaway (11.1% of aggregate assets) entered 2008 with $66 billion in cash and bonds. Each quarter Berkshire’s operating companies send additional billions to Omaha for Warren Buffett to invest. Over the past several quarters, he has bought entire companies, large minority stakes in Wrigley and Dow Chemical, and marketable stocks and bonds that were severely depressed because of forced selling by banks and hedge funds. He has even started a new bond insurance company to fill the vacuum created by the downgrades at MBIA and Ambac. Berkshire’s stock is down about 20% so far this year, but as Warren invests cash in higher-return assets, the underlying intrinsic value of the business is growing.

          Telephone and Data Systems (5.0%) is a regional wireless (U.S. Cellular) and wireline telephone service provider. It is very conservatively managed and financed. The good news/bad news story of TDS is that management apparently turned down a $100 per share cash offer for the company earlier this year. (Current market price is $41.) The good news is that a strategic buyer thought the company was worth more than twice what it is currently selling for. The bad news is that management rejected the bid. We are hopeful that this valuation gap can be closed, but in any event we have a significant “margin of safety.”

          WellPoint (4.9%) is the largest health benefits company in terms of commercial membership in the United States. It operates as the Blue Cross or Blue Cross and Blue Shield licensee in 14 states. WellPoint has grown steadily over the years and its business model generates copious amounts of free cash flow. Price competition, rising medical costs and higher unemployment have dampened near-term earnings, and investors apparently fear a less hospitable healthcare environment under a new administration. As a result, the stock is down 49% this year and sells at 7-8 times our estimate of 2009 cash earnings per share. We believe investors are overly fearful and that the stock has significant recovery and future growth potential.

          Omnicare (4.2%) is a distributor of drugs to nursing homes and assisted living facilities across the United States. Following a painful transition in the industry’s reimbursement structure, the company appears to have stabilized margins and has improved cash collections. Importantly, Omnicare is nearing the completion of a significant upgrade to its distribution network, an effort that could boost the company’s earnings by as much as $0.60 per share (on a base of $1.75 in GAAP earnings). Recent favorable changes to the company’s board of directors give us additional confidence in Omnicare’s capital allocation and strategic direction.

          Dell (4.1%) is a terrific business that is in the midst of regaining its operating focus under the leadership of its founder, Michael Dell. We believe the company has significant revenue growth and margin improvement opportunities ahead and that the stock trades at a significant discount to the company’s underlying business value. Dave Perkins discusses Dell in more detail in our “Analyst Corner” following this letter.

          Redwood Trust (4.1%) is a mortgage real estate investment trust. Its business is evaluating mortgage credit risk and investing in mortgage-backed securities (MBS). Needless to say, in today’s environment, investors are highly skeptical about any company’s ability to navigate the minefields of the mortgage market. We have owned Redwood since it was formed in 1994 and have confidence in management’s ability to invest profitably and safely within their “circle of competence.” They have been preparing for this credit crisis for years and should be able to benefit from distressed sales of mortgage assets by banks and hedge funds. They do not use debt to finance their investments and they hold considerable cash reserves to be able to take advantage of future opportunities. We think it has the capacity to grow book value and dividends significantly over the next few years.

          American Express (3.7%) earns transaction fees and collects a “royalty” on spending by traditional card members. These are great, low risk, high return businesses. In recent years, the company has also begun providing revolving credit to its customers, and it is this business that has raised investors fears. American Express is certainly not immune to rising credit losses as the recession deepens and its customers’ spending patterns may slow for a period, but the stock appears to more than discount such worries at roughly 12-13 times our estimate of Amex’ core earnings power. Even assuming net credit charge-offs reach early 1990’s levels, we believe prices in the high-$30’s offer a compelling risk-reward opportunity to a long-term owner.

Outlook

          We are experiencing a financial crisis of global proportions and the headlines are likely to remain unpleasant and frightening for some time. We plan to be vigilant, flexible and conservative as we work our way through this period. We feel somewhat battered and bruised by the events of the past year, but we feel very good about the companies in our portfolios.

          These are scary times for investors, but market bottoms tend to occur when gloom is thickest and before the news turns positive. We cannot predict when the market will recover, but if you have questions about our companies or our investment strategy, we encourage you to call our client service representatives.

          Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III	brad@weitzfunds.com
wally@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

(This page has been left blank intentionally.)

ANALYST CORNER

A PERSPECTIVE ON DELL
by Dave Perkins

Founded in 1984 by current Chairman and CEO Michael Dell, Dell offers a broad range of technology products including desktop personal computers (PCs), servers and networking products, storage devices, laptop computers, and other mobile technology devices, software, and associated services. According to recent industry data, Dell is the largest supplier of personal computers in the United States and the second largest supplier worldwide. Sales to customers outside the U.S. represented 47% of company-wide revenues during fiscal 2008.

A Thing of the Past?

While many business publications have written of Dell’s recent struggles, the company has taken notable steps to reinvigorate its core product offerings and brand.

Long known for its success in selling personal computers directly to individuals and institutions via catalogs and the internet, Dell is complimenting its direct model by assembling a strong global retail presence, expanding its addressable market to include customers who prefer to shop and buy in person. And, similar to the company’s largest direct competitor Hewlett-Packard, Dell is aggressively attacking its cost structure with the goal of harvesting $3 billion in annual pre-tax cost savings (roughly $1.00 per share) by fiscal 2011.

Dave Perkins joined The Weitz Funds in 2004. He graduated from Taylor University and previously spent 3 years as an equity analyst with McCarthy Group Asset Management. While all of our research analysts are generalists, in addition to covering Dell, Dave has an emphasis on the Health Care, Construction Materials & Education sectors.

Attractive Business at an Attractive Price

Dell’s business is among the more attractive we’ve owned. While Dell sells technology, the company is, at its core, more a branded assembler of others’ technologies than a true research and development-based organization. That distinction both mitigates risks arising from rapid changes in the technological landscape and allows Dell to operate with an asset-light business model. Thanks to the efficiency of its supply chain and ability to sell directly to customers, Dell also benefits from a negative cash conversion cycle, further reducing the capital necessary for day-to-day operations.

Trading at less than 12x our estimate of the company’s cash earnings power over the next twelve months, we believe Dell presents a compelling investment opportunity for the Funds. The company continues to produce roughly $4 billion in discretionary cash flow (approximately $1.90 per share) annually and, to our delight, is aggressively re-purchasing stock at what we believe will prove to be attractive prices in the long run. Dell’s global end markets are healthy and growing, its balance sheet provides significant future flexibility, and its cost structure should improve meaningfully over the next couple of years. Using relatively conservative estimates, we believe Dell’s business value rests in the mid-$30s.

“Welcome to our first Analyst Corner. I hope this page can provide you additional insight into how we look at the companies we invest in, and introduce you to the members of our research team.”
– Wally

MANAGEMENT DISCUSSION & ANALYSIS — VALUE FUND

The Value Fund returned -7.4% in the second quarter, compared to a -2.7% return for the S&P 500. Financial stocks were the overwhelming driver of the Fund’s poor results. Redwood Trust (-35%), American International Group (-38%), Berkshire Hathaway (-10%) and Fannie Mae (-25%) all detracted from the Fund’s returns. AIG reported disappointing second quarter results and raised capital that dilutes some of the investment’s upside potential. Still, we continue to think the company’s diversified collection of global businesses has significant value and should generate strong cash flows for years to come.

Health care stocks delivered mixed results, as gains at Omnicare (+45%), WellPoint (+8%) and Covidien (+6%) were partially offset by further declines at UnitedHealth Group (-24%). While business trends at UnitedHealth are very soft, we think investors have over-reacted as the stock now trades at less than ten times significantly lowered earnings estimates. USG Corporation (-20%) led a decline in the Fund’s industrial stocks. The company’s long-term prospects remain solid, but any recovery has been pushed out at least another year as the housing market continues to be very weak.

Portfolio activity was moderate during the quarter. We substantially increased our holdings of Microsoft, which now represents 2.2% of net assets. We also bought two new stocks, eBay and News Corporation. We eliminated Covidien, Eagle Materials and Mohawk Industries from the portfolio, reduced our holdings of Liberty Media – Entertainment and Comcast as their stocks rallied, and lightened up on financials American International Group in the mid-$40’s and Fannie Mae above $30.

The Value Fund has 36 holdings, with 48% of net assets invested in our ten largest stocks. As a result of the purchases described above, the Fund’s weighting in world-class “technology” companies (Dell, Microsoft and eBay) increased from 4% to 8% of net assets. The Fund’s weighting in financials is down modestly but still represents 27% of net assets (favorites Berkshire Hathaway, American Express and Redwood Trust account for more than 2/3 of this exposure). Cash reserves are 9% of net assets.

eBay, Inc.’s (EBAY: $27.33) core business is facilitating consumer-to-consumer online transactions, via both auctions and fixed priced listings. The company has a large and engaged network of active users that has led to dominant auction market share in key markets. The company also owns PayPal, a rapidly growing Web payment service that is a terrific business, and Skype, a global voice-over-internet-protocol (VoIP) provider best known as a very expensive acquisition with potential. The stock is depressed largely because eBay has had a difficult time re-igniting slowing growth in its core business. Investors also worry about competitive threats from Amazon and Google. We think these concerns are real but overdone, and expect the company to grow earnings at a double digit pace and continue to buy back its undervalued stock.

News Corporation (NWS/A: $15.04) is a global media conglomerate with a diverse collection of assets including cable television networks, the Fox television network, local television stations, newspapers, film, and satellite television distribution. The broad strategy is to harvest cash flows from old media assets to invest in businesses with better long-term growth prospects. The portfolio generates substantial free cash flow and is benefitting from structural improvements to margins. The company has a strong balance sheet and a seasoned management team with a long time horizon. Disciplined capital allocation is key to our sum-of-the-parts business value estimate in the mid-$20’s.

	Total Returns			Average Annual Total Returns

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	-7.4%	-18.9%	-30.2%	-4.1%	2.2%	4.9%	10.6%	11.3%
S&P 500	-2.7	-11.9	-13.1	4.4	7.6	2.9	9.2	10.4
Russell 2000	0.6	-9.4	-16.2	3.8	10.3	5.5	N/A	N/A
Nasdaq Composite	0.8	-13.2	-11.2	4.5	7.9	2.5	8.2	9.2

See pages 5 and 11 for additional performance disclosures.

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1998	28.9%	28.6%	0.3%
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
June 30, 2008 (6 months)	–18.9	–11.9	–7.0

10-Year Cumulative Return ended June 30, 2008	60.7	32.9	27.8
10-Year Average Annual Compound Return ended June 30, 2008	4.9	2.9	2.0

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1998, through June 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2008 was –30.2%, 2.2% and 4.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	11.0%	Consumer Discretionary	29.5%
Telephone & Data Systems	5.1	Financials	26.6
WellPoint	4.5	Health Care	11.2
Liberty Media - Interactive	4.4	Information Technology	7.5
Dell	4.2	Industrials	6.8
Liberty Global	4.0	Telecommunication Services	5.1
Omnicare	4.0	Materials	2.3
Washington Post	3.7	Consumer Staples	2.1
American Express	3.6	Short-Term Securities/Other	8.9
Redwood Trust	3.6
			100.0%
	48.1%

* As of June 30, 2008

Largest Net Purchases and Sales for Quarter Ended June 30, 2008

Net Purchases ($mil)		Net Sales ($mil)

Microsoft	$26	Liberty Media - Entertainment	$52
News Corp. (new)	17	Covidien (eliminated)	42
eBay (new)	17	Comcast	21
Liberty Media - Capital	15	American International Group	19
United Parcel Service	6	Bed Bath & Beyond	18
		Other (net)	75
	$81
			$227

		Net Portfolio Sales	$146

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2008

Positive ($mil)		Negative ($mil)

Omnicare	$18	Redwood Trust	$(30)
Telephone & Data Systems	12	American International Group	(24)
Liberty Media - Entertainment	9	Berkshire Hathaway	(19)
Dell	6	UnitedHealth Group	(13)
WellPoint	5	USG Corp.	(8)
		Other (net)	(68)
	$50
			$(162)

		Net Portfolio Losses	$(112)

VALUE FUND

Schedule of Investments in Securities June 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 91.1%

Consumer Discretionary — 29.5%

Broadcasting & Cable TV — 12.9%
Liberty Global, Inc. - Series C*	1,990,000	$60,416,400
Comcast Corp. - CL A	2,700,000	51,219,000
Liberty Media Corp. - Entertainment - Series A*	2,000,000	48,460,000
Liberty Media Corp. - Capital - Series A*	2,000,000	28,800,000
Cumulus Media, Inc. - CL A*	1,121,168	4,417,402
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		193,312,802
Retailing — 10.3%
Liberty Media Corp. - Interactive - Series A*	4,500,000	66,420,000
IAC/InterActiveCorp*	1,800,000	34,704,000
Lowe’s Companies, Inc.	1,650,000	34,237,500
Bed Bath & Beyond, Inc.*	700,000	19,670,000

		155,031,500
Media — 4.7%
The Washington Post Co. - CL B	95,048	55,783,671
News Corp. - CL A	950,000	14,288,000

		70,071,671
Education Services — 1.5%
Apollo Group, Inc. - CL A*	500,000	22,130,000

Leisure Facilities — 0.1%
Six Flags, Inc.*	850,000	977,500

		441,523,473

Financials — 26.6%

Insurance — 13.6%
Berkshire Hathaway, Inc. - CL B*	41,000	164,492,000
American International Group, Inc.	1,500,000	39,690,000

		204,182,000
Mortgage REIT’s — 4.8%
Redwood Trust, Inc.†	2,360,900	53,804,911
Newcastle Investment Corp.	1,908,100	13,375,781
CBRE Realty Finance, Inc.	1,350,000	4,644,000

		71,824,692

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 3.6%
American Express Co.	1,450,000	$54,621,500

Thrifts & Mortgage Finance — 2.5%
Fannie Mae	1,450,000	28,289,500
Freddie Mac	588,700	9,654,680

		37,944,180
Banks — 2.1%
Wells Fargo & Co.(b)	1,300,000	30,875,000

		399,447,372
Health Care — 11.2%

Managed Health Care — 7.2%
WellPoint, Inc.*	1,425,000	67,915,500
UnitedHealth Group, Inc.	1,560,000	40,950,000

		108,865,500
Health Care Equipment & Services — 4.0%
Omnicare, Inc.	2,275,000	59,650,500

		168,516,000
Information Technology — 7.5%

Technology Hardware & Equipment — 4.2%
Dell, Inc.*	2,850,000	62,358,000

Software & Services — 3.3%
Microsoft Corp.	1,225,000	33,699,750
eBay, Inc.*	600,000	16,398,000

		50,097,750

		112,455,750
Industrials — 6.8%

Building Products — 2.3%
USG Corp.*	1,170,000	34,596,900

Industrial Conglomerates — 2.3%
Tyco International Ltd.	850,000	34,034,000

Transportation — 2.2%
United Parcel Service, Inc.	540,000	33,193,800

		101,824,700
Telecommunication Services — 5.1%

Telecommunication Services — 5.1%
Telephone and Data Systems, Inc. - Special	1,718,976	75,806,842

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Materials — 2.3%

Materials — 2.3%
Martin Marietta Materials, Inc.	180,000	$18,646,200
Vulcan Materials Co.	277,000	16,559,060

		35,205,260

Consumer Staples — 2.1%

Hypermarkets & Super Centers — 2.1%
Wal-Mart Stores, Inc.	550,000	30,910,000

Total Common Stocks (Cost $1,511,802,515)		1,365,689,397

SHORT-TERM SECURITIES — 9.2%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 2.1%(a) (Cost $137,860,801)	137,860,801	137,860,801

Total Investments in Securities (Cost $1,649,663,316)		1,503,550,198
Options Written — (0.0%)		(30,000)
Other Liabilities in Excess of Other Assets — (0.3%)		(4,685,361)

Net Assets — 100%		$1,498,834,837

Net Asset Value Per Share		$25.50

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Wells Fargo & Co.	July 2008 / $30	600,000	$(30,000)

Total Options Written (premiums received $1,904,979)			$(30,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS VALUE FUND

The Partners Value Fund returned -6.9% in the second quarter, compared to a -2.7% return for the S&P 500. Financial stocks were the overwhelming driver of the Fund’s poor results. Redwood Trust (-35%), American International Group (-38%), Berkshire Hathaway (-10%) and American Express (-13%) all detracted from Fund results. Our retail holdings, in particular Cabela’s (-22%), also were notably weak during the quarter. Positive contributors to Fund results included Omnicare (+45%), Telephone & Data Systems (+19%) and Coinstar (+16%).

We added four mid-sized companies to the Partners Value portfolio during the quarter. Insurance broker Willis Group is a company we have followed and admired from the sidelines for several years. Eagle Materials, Vulcan Materials and Martin Marietta Materials are new to Partners Value but not to The Weitz Funds. In addition, we modestly increased our holdings of Liberty Global and Dell at attractive prices.

We sold Fannie Mae out of the portfolio in the mid-$20’s to help fund these purchases. We also eliminated Wal-Mart and Liberty Media – Capital from the Fund to focus on higher conviction ideas, and reduced our holdings of Liberty Media – Entertainment and Comcast as their stocks rallied.

Partners Value is the most concentrated of The Weitz Equity Funds, with 28 holdings and 53% of net assets invested in our ten largest stocks. The Fund’s weighting in financial stocks declined from 30% to 25% during the quarter, largely due to the sale of Fannie Mae. We increased the Fund’s exposure to construction materials and health care companies and decreased the Fund’s exposure to cable and consumer staples companies. Cash reserves increased modestly to 10% of net assets.

Willis Group (WSH: $31.37) is a global insurance broker focused on serving middle market and large accounts. The business has toll booth qualities with high retention rates, solid geographic diversification, opportunities to grow market share, and a shareholder friendly management team. The pending acquisition of Hilb Rogal & Hobbs should strengthen Willis’ North American presence and bolster its higher-growth business lines. The current environment is challenging due to the soft commercial insurance market but despite this headwind we expect the company to expand margins and returns on capital over the next few years. At roughly ten times our estimate of forward earnings, we think the stock trades at a substantial discount to its business value.

	Total Returns			Average Annual Total Returns

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	25-Year

Partners Value	-6.9%	-18.9%	-29.7%	-3.3%	2.5%	5.0%	10.9%	11.6%	12.8%
S&P 500	-2.7	-11.9	-13.1	4.4	7.6	2.9	9.2	10.4	11.2
Russell 2000	0.6	-9.4	-16.2	3.8	10.3	5.5	N/A	N/A	N/A
Nasdaq Composite	0.8	-13.2	-11.2	4.5	7.9	2.5	8.2	9.2	8.2

See pages 5 and 17 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1998	29.1%	28.6%	0.5%
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
June 30, 2008 (6 months)	–18.9	–11.9	–7.0

10-Year Cumulative Return ended June 30, 2008	62.1	32.9	29.2
10-Year Average Annual Compound Return ended June 30, 2008	5.0	2.9	2.1

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1998, through June 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2008 was –29.7%, 2.5% and 5.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (“Partners II”). The investment objectives, policies and restrictions of Partners Value are materially equivalent to those of Partners II and Partners II was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners Value became an investment company registered with the Securities and Exchange Commission. During this time, Partners II was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If Partners II had been registered under the 1940 Act during this period, Partners II’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	11.8%
Telephone & Data Systems	5.6
WellPoint	5.2
Liberty Media - Interactive	5.1
Dell	4.5
Omnicare	4.4
Redwood Trust	4.3
American Express	4.3
Liberty Global	4.2
Liberty Media - Entertainment	4.0

53.4%

Industry Sectors*

Consumer Discretionary	34.2%
Financials	24.6
Health Care	13.2
Telecommunication Services	5.6
Information Technology	4.5
Industrials	4.4
Materials	3.1
Short-Term Securities/Other	10.4

100.0%

* As of June 30, 2008

Largest Net Purchases and Sales for Quarter Ended June 30, 2008

Net Purchases ($mil)

Eagle Materials (new)	$15
Willis Group Holdings (new)	12
Vulcan Materials (new)	12
Martin Marietta (new)	11
Liberty Global	6

$56

Net Sales ($mil)

Fannie Mae (eliminated)	$35
Liberty Media - Entertainment	32
Wal-Mart (eliminated)	27
Comcast	13
Liberty Media - Capital (eliminated)	13
Other (net)	31

$151

Net Portfolio Sales	$95

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2008

Positive ($mil)

Omnicare	$15
Telephone & Data Systems	9
Liberty Media - Entertainment	7
WellPoint	5
Dell	4

$40

Negative ($mil)

Redwood Trust	$(26)
American International Group	(21)
Berkshire Hathaway	(14)
UnitedHealth Group	(12)
Cabela’s	(7)
Other (net)	(34)

$(114)

Net Portfolio Losses	$(74)

PARTNERS VALUE FUND

Schedule of Investments in Securities June 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 89.6%

Consumer Discretionary — 34.2%

Retailing — 13.1%
Liberty Media Corp. - Interactive - Series A*	3,650,000	$53,874,000
IAC/InterActiveCorp*	1,800,000	34,704,000
Cabela’s, Inc. - CL A*	2,311,600	25,450,716
Lowe’s Companies, Inc.	1,200,000	24,900,000

		138,928,716
Broadcasting & Cable TV — 11.9%
Liberty Global, Inc. - Series C*	1,470,000	44,629,200
Liberty Media Corp. - Entertainment - Series A*	1,750,000	42,402,500
Comcast Corp. - CL A	2,050,000	38,888,500
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		125,920,200
Media — 4.2%
The Washington Post Co. - CL B	68,100	39,967,890
Daily Journal Corp.* †	116,000	4,669,000

		44,636,890
Consumer Durables & Apparel — 3.0%
Mohawk Industries, Inc.*	488,076	31,285,671

Consumer Services — 2.0%
Coinstar, Inc.*	650,000	21,261,500

		362,032,977

Financials — 24.6%

Insurance — 16.0%
Berkshire Hathaway, Inc. - CL B*	22,000	88,264,000
Berkshire Hathaway, Inc. - CL A*	300	36,225,000
American International Group, Inc.	1,280,000	33,868,800
Willis Group Holdings Ltd.	350,000	10,979,500

		169,337,300
Mortgage REIT’s — 4.3%
Redwood Trust, Inc.†	2,001,500	45,614,185

Diversified Financials — 4.3%
American Express Co.	1,200,000	45,204,000

		260,155,485

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 13.2%

Managed Health Care — 8.8%
WellPoint, Inc.*	1,150,000	$54,809,000
UnitedHealth Group, Inc.	1,450,000	38,062,500

		92,871,500
Health Care Equipment & Services — 4.4%
Omnicare, Inc.	1,775,000	46,540,500

		139,412,000

Telecommunication Services — 5.6%

Telecommunication Services — 5.6%
Telephone and Data Systems, Inc. - Special	1,336,900	58,957,290

Information Technology — 4.5%

Technology Hardware & Equipment — 4.5%
Dell, Inc.*	2,200,000	48,136,000

Industrials — 4.4%

Industrial Conglomerates — 2.4%
Tyco International Ltd.	625,000	25,025,000

Building Products — 2.0%
USG Corp.*	734,000	21,704,380

		46,729,380

Materials — 3.1%

Materials — 3.1%
Eagle Materials, Inc.	500,000	12,665,000
Vulcan Materials Co.	175,000	10,461,500
Martin Marietta Materials, Inc.	100,000	10,359,000

		33,485,500

Total Common Stocks (Cost $989,497,954)		948,908,632

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 10.5%

Wells Fargo Advantage Government Money Market Fund –
Institutional Class 2.1%(a) (Cost $111,317,376)	111,317,376	$111,317,376

Total Investments in Securities (Cost $1,100,815,330)		1,060,226,008
Other Liabilities in Excess of Other Assets — (0.1%)		(1,430,480)

Net Assets — 100%		$1,058,795,528

Net Asset Value Per Share		$16.11

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

MANAGEMENT DISCUSSION & ANALYSIS — HICKORY FUND

Hickory Fund results were in line with the S&P 500 for April and May, but extreme weakness in financial stocks in June resulted in full quarter returns of -7.5% vs. -2.7% for the S&P 500. First half results were -17.8% vs. -11.9%.

Redwood Trust (-35%), American International Group (-38%) and Berkshire Hathaway (-10%) joined the collapse of the financial services group even though we think their underlying business values remain largely intact. Cumulus Media (-38%) was another particularly weak performer as the company called off its attempt to effect a management buyout. Among the bright spots in the quarter were Coinstar (+16%) which reported very strong revenue growth and Telephone and Data Systems (+19%) on the disclosure by a major investor that the company had received a $100 per share acquisition offer. (Regrettably, management rejected this bid. Stay tuned for further developments.)

Four new holdings were added to Hickory Fund in the quarter: ACI Worldwide, Level 3 Communications, News Corporation and Willis Group. Each of these new positions is described briefly below. One position, Covidien, was eliminated. While Hickory does not have rigid market capitalization restrictions, it has always been smaller and more flexible than the Value and Partners Value Funds. In fact, we closed Hickory in 1998 when it reached $500 million in assets. (It remained closed until 2003.) Large cap stocks have been unusually attractive relative to smaller caps over the past few years, so Hickory holds several very large companies. However, 62% of Hickory’s stock investments are companies with market caps under $15 billion and 44% are companies with market caps under $5 billion.

ACI Worldwide (ACIW: $17.59) sells and installs software that allows banks and retailers to accept, transmit, authorize and settle ATM, debit, credit and smart card transactions. ACI has a dominant market share position in its core retail payments software and the company is growing other revenue categories via acquisition, new product development and more recently a strategic alliance with IBM. ACI benefits from a highly recurring and renewing global revenue stream and has a large backlog of new business in the pipeline. Growing electronic payment volumes and new overseas regulations and standards should continue to drive the need for updated and increasingly outsourced payment system solutions. We expect solid revenue growth and modest margin expansion over the next several years in arriving at a business value estimate near $30 per share.

Level 3 Communications (LVLT: $2.95) is an international provider of voice, data and video transport services over its combined long haul and metro fiber network. This best-in-class, scale network provides the company with economic advantages via industry-leading incremental costs and margins. Demand trends for the company’s core network services remain robust, and more recently unit pricing has stabilized. The company struggled to integrate multiple acquisitions last year, leading to installation bottlenecks that slowed the company’s growth and masked the favorable demand environment. As operational execution improves, we expect growth to re-accelerate and the company to begin generating free cash flow. Level 3’s stock has the potential to generate well above average returns as the company grows into its leveraged capital structure over time.

News Corporation (NWS/A: $15.04) is a global media conglomerate with a diverse collection of assets including cable television networks, the Fox television network, local television stations, newspapers, film, and satellite television distribution. The broad strategy is to harvest cash flows from old media assets to invest in businesses with better long-term growth prospects. The portfolio generates substantial free cash flow and is benefitting from structural improvements to margins. The company has a strong balance sheet and a seasoned management team with a long time horizon. Disciplined capital allocation is key to our sum-of-the-parts business value estimate in the mid-$20’s.

Willis Group (WSH: $31.37) is a global insurance broker focused on serving middle market and large accounts. The business has toll booth qualities with high retention rates, solid geographic diversification, opportunities to grow market share, and a shareholder friendly management team. The pending acquisition of Hilb Rogal & Hobbs should strengthen Willis’ North American presence and bolster its higher-growth business lines. The current environment is challenging due to the soft commercial insurance market but despite this headwind we expect the company to expand margins and returns on capital over the next few years. At roughly ten times our estimate of forward earnings, we think the stock trades at a substantial discount to its business value.

	Total Returns			Average Annual Total Returns

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year

Hickory	-7.5%	-17.8%	-31.6%	-4.5%	5.4%	1.7%	10.4%
S&P 500	-2.7	-11.9	-13.1	4.4	7.6	2.9	9.2
Russell 2000	0.6	-9.4	-16.2	3.8	10.3	5.5	N/A
Nasdaq Composite	0.8	-13.2	-11.2	4.5	7.9	2.5	8.2

See pages 5 and 23 for additional performance disclosures.

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1998	33.0%	28.6%	4.4%
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
June 30, 2008 (6 months)	–17.8	–11.9	–5.9

10-Year Cumulative Return ended June 30, 2008	18.3	32.9	–14.6
10-Year Average Annual Compound Return ended June 30, 2008	1.7	2.9	–1.2

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1998, through June 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2008 was –31.6%, 5.4% and 1.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.23% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	10.6%	Consumer Discretionary	32.2%
WellPoint	5.4	Financials	27.0
Redwood Trust	5.4	Health Care	13.3
Omnicare	4.9	Telecommunication Services	8.5
Liberty Media - Interactive	4.5	Industrials	4.6
Liberty Global	4.3	Information Technology	4.2
Telephone & Data Systems	4.1	Materials	1.9
Liberty Media - Entertainment	3.7	Short-Term Securities/Other	8.3
Dell	3.3
Cabela’s	3.2		100.0%

	49.4%

* As of June 30, 2008

Largest Net Purchases and Sales for Quarter Ended June 30, 2008

Net Purchases ($mil)		Net Sales ($mil)

Level 3 Communications (new)	$7.0	Liberty Media - Entertainment	$5.2
WellPoint	3.5	Coinstar	4.8
Willis Group Holdings (new)	3.4	Covidien (eliminated)	4.5
Liberty Global	1.9	American International Group	3.2
News Corp. (new)	1.8	Apollo Group	2.7
		Other (net)	8.9
	$17.6
			$29.3

		Net Portfolio Sales	$11.7

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2008

Positive ($mil)		Negative ($mil)

Omnicare	$3.4	Redwood Trust	$(6.9)
Coinstar	1.5	American International Group	(3.7)
Telephone & Data Systems	1.4	Berkshire Hathaway	(2.5)
Liberty Media - Entertainment	1.0	Cabela’s	(2.1)
WellPoint	0.8	UnitedHealth Group	(2.1)
		Other (net)	(8.4)
	$8.1
			$(25.7)

		Net Portfolio Losses	$(17.6)

HICKORY FUND

Schedule of Investments in Securities
June 30, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.7%

Consumer Discretionary — 32.2%

Broadcasting & Cable TV — 12.8%
Liberty Global, Inc. - Series C*	320,000	$9,715,200
Liberty Media Corp. - Entertainment - Series A*	350,000	8,480,500
Comcast Corp. - CL A Special	310,000	5,815,600
Cumulus Media, Inc. - CL A*	605,300	2,384,882
Liberty Media Corp. - Capital - Series A*	165,000	2,376,000
CIBL, Inc.* #	1,005	502,500

		29,274,682
Retailing — 11.9%
Liberty Media Corp. - Interactive - Series A*	700,000	10,332,000
Cabela’s, Inc. - CL A*	670,000	7,376,700
Lowe’s Companies, Inc.	190,000	3,942,500
IAC/InterActiveCorp*	200,000	3,856,000
Bed Bath & Beyond, Inc.*	60,000	1,686,000

		27,193,200
Consumer Services — 2.9%
Coinstar, Inc.*	200,000	6,542,000

Consumer Durables & Apparel — 2.5%
Mohawk Industries, Inc.*	90,000	5,769,000

Education Services — 1.0%
Apollo Group, Inc - CL A*	50,000	2,213,000

Media — 0.7%
News Corp. - Cl A	100,000	1,504,000

Leisure Facilities — 0.4%
Six Flags, Inc.*	800,000	920,000

		73,415,882

Financials — 27.0%

Insurance — 14.6%
Berkshire Hathaway, Inc. - CL A*	200	24,150,000
American International Group, Inc.	230,000	6,085,800
Willis Group Holdings Ltd.	100,000	3,137,000

		33,372,800

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 7.2%
Redwood Trust, Inc.	539,500	$12,295,205
CBRE Realty Finance, Inc.	705,400	2,426,576
Newcastle Investment Corp.	227,200	1,592,672

		16,314,453
Diversified Financials — 2.5%
American Express Co.	150,000	5,650,500

Investment Banking & Brokerage — 1.8%
TD Ameritrade Holding Corp.*	230,000	4,160,700

Thrifts & Mortgage Finance — 0.9%
Fannie Mae	100,000	1,951,000

		61,449,453

Health Care — 13.3%

Managed Health Care — 8.4%
WellPoint, Inc.*	260,000	12,391,600
UnitedHealth Group, Inc.	260,000	6,825,000

		19,216,600
Health Care Equipment & Services — 4.9%
Omnicare, Inc.	425,000	11,143,500

		30,360,100

Telecommunication Services — 8.5%

Telecommunication Services — 8.5%
Telephone and Data Systems, Inc. - Special	210,000	9,261,000
Level 3 Communications, Inc.*	2,000,000	5,900,000
LICT Corp.* #	1,005	4,205,925

		19,366,925

Industrials — 4.6%

Industrial Conglomerates — 2.3%
Tyco International Ltd.	130,000	5,205,200

Building Products — 1.6%
USG Corp.*	120,000	3,548,400

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Capital Goods — 0.7%
Beacon Roofing Supply, Inc.*	155,200	$1,646,672

		10,400,272

Information Technology — 4.2%

Technology Hardware & Equipment — 3.2%
Dell, Inc.*	340,000	7,439,200

Software & Services — 1.0%
ACI Worldwide, Inc.*	100,000	1,759,000
Convera Corp.*	310,000	440,200

		2,199,200

		9,638,400
Materials — 1.9%

Materials — 1.9%
Martin Marietta Materials, Inc.	25,000	2,589,750
Eagle Materials, Inc.	70,000	1,773,100

		4,362,850

Total Common Stocks (Cost $249,235,971)		208,993,882

SHORT-TERM SECURITIES — 8.5%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 2.1%(a) (Cost $19,321,284)	19,321,284	19,321,284

Total Investments in Securities (Cost $268,557,255)		228,315,166
Other Liabilities in Excess of Other Assets — (0.2%)		(325,613)

Net Assets — 100%		$227,989,553

Net Asset Value Per Share		$28.22

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS III OPPORTUNITY FUND

Partners III Opportunity Fund was down -7.1% for the quarter and -15.6% year-to-date compared to the S&P 500 return of -2.7% for the quarter and -11.9% year-to-date.

Financial stocks struggled during the quarter, with Redwood Trust (-35%), Berkshire Hathaway (-10%), and American Express (-13%) detracting from Fund results. We believe that when investors go from seeing the glass half empty to half full these companies will do well. Retail stocks were also weak in the quarter, including Liberty Media –Interactive (-9%) and Cabela’s (-22%). UnitedHealth Group (-24%) was down while other health care stocks, Omnicare (+45%) and WellPoint (+8%), were positive contributors.

Partners III has been considered our most flexible and (potentially) aggressive fund because it is allowed to borrow money and to sell short and it has no market cap constraints. The Fund’s short positions in the Russell 2000 Value and the Dow Jones U.S. Real Estate Index contributed positively to performance in the second quarter. The Fund has rarely sold individual stocks short in recent years, but has shorted groups of stocks that we consider over-valued through the use of ETF’s (exchange traded funds). The Fund’s short positions have generally been in the vicinity of 15-20 percent of Fund assets in recent years.

During the quarter we reduced our position in Coinstar (+16%) as the stock rallied on positive earnings news. We eliminated the Fund’s positions in Wal-Mart and Covidien as they approached our target prices. Level 3 Communications, News Corporation, Willis Group and Microsoft were added to the Fund. The addition of Microsoft brings the Fund’s allocation in technology stocks to 7%.

Level 3 Communications (LVLT: $2.95) is an international provider of voice, data and video transport services over its combined long haul and metro fiber network. This best-in-class, scale network provides the company with economic advantages via industry-leading incremental costs and margins. Demand trends for the company’s core network services remain robust, and more recently unit pricing has stabilized. The company struggled to integrate multiple acquisitions last year, leading to installation bottlenecks that slowed the company’s growth and masked the favorable demand environment. As operational execution improves, we expect growth to re-accelerate and the company to begin generating free cash flow. Level 3’s stock has the potential to generate well above average returns as the company grows into its leveraged capital structure over time.

News Corporation (NWS/A: $15.04) is a global media conglomerate with a diverse collection of assets including cable television networks, the Fox television network, local television stations, newspapers, film, and satellite television distribution. The broad strategy is to harvest cash flows from old media assets to invest in businesses with better long-term growth prospects. The portfolio generates substantial free cash flow and is benefitting from structural improvements to margins. The company has a strong balance sheet and a seasoned management team with a long time horizon. Disciplined capital allocation is key to our sum-of-the-parts business value estimate in the mid-$20’s.

Willis Group (WSH: $31.37) is a global insurance broker focused on serving middle market and large accounts. The business has toll booth qualities with high retention rates, solid geographic diversification, opportunities to grow market share, and a shareholder friendly management team. The pending acquisition of Hilb Rogal & Hobbs should strengthen Willis’ North American presence and bolster its higher-growth business lines. The current environment is challenging due to the soft commercial insurance market but despite this headwind we expect the company to expand margins and returns on capital over the next few years. At roughly ten times our estimate of forward earnings, we think the stock trades at a substantial discount to its business value.

	Total Returns			Average Annual Total Returns

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	25-Year

Partners III	-7.1%	-15.6%	-28.9%	-4.5%	4.5%	6.4%	12.4%	12.4%	13.1%

S&P 500	-2.7	-11.9	-13.1	4.4	7.6	2.9	9.2	10.4	11.2

Russell 2000	0.6	-9.4	-16.2	3.8	10.3	5.5	N/A	N/A	N/A

Nasdaq Composite	0.8	-13.2	-11.2	4.5	7.9	2.5	8.2	9.2	8.2

See pages 5 and 29 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (“Partnership”).

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1998	10.9%	28.6%	–17.7%
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
June 30, 2008 (6 months)	–15.6	–11.9	–3.7

10-Year Cumulative Return ended June 30, 2008	86.4	32.9	53.5
10-Year Average Annual Compound Return ended June 30, 2008	6.4	2.9	3.5

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1998, through June 30, 2008 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended June 30, 2008 was –28.9%, 4.5% and 6.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.54% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnerships’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	11.7%	Consumer Discretionary	32.6%
WellPoint	5.6	Financials	27.5
Redwood Trust	5.3	Health Care	12.5
Omnicare	4.4	Information Technology	7.0
Liberty Media - Interactive	4.4	Telecommunication Services	6.2
Liberty Global	4.2	Industrials	4.2
Telephone & Data Systems	3.7	Materials	2.7

Dell	3.4	Total Long Positions	92.7
Liberty Media - Entertainment	3.3	Securities Sold Short	(21.9)

Comcast	3.2	Net Long Positions	70.8
		Short Proceeds/Other	29.2

	49.2%		100.0%

* Percentage of net assets as of June 30, 2008

Largest Net Purchases and Sales for Quarter Ended June 30, 2008

Net Purchases ($mil)		Net Sales ($mil)

Level 3 Communications (new)	$7.0	Wal-Mart (eliminated)	$5.5
Willis Group Holdings (new)	3.4	Covidien (eliminated)	4.6
Liberty Global	3.0	Coinstar	4.3
Microsoft (new)	2.7	American International Group	3.4
News Corp. (new)	2.6	Apollo Group	2.7
		Other (net)	8.1
	$18.7
			$28.6

		Net Portfolio Sales	$9.9

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2008

Positive ($mil)		Negative ($mil)

Omnicare	$3.2	Redwood Trust	$(7.1)
Coinstar	1.6	American International Group	(3.8)
Liberty Media - Entertainment	1.4	Berkshire Hathaway	(3.0)
Telephone & Data Systems	1.4	Cabela’s	(2.0)
WellPoint	1.0	UnitedHealth Group	(1.8)
		Other (net)	(8.4)
	$8.6
			$(26.1)

		Net Portfolio Losses	$(17.5)

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities
June 30, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 92.7%

Consumer Discretionary — 32.6%

Broadcasting & Cable TV — 12.3%
Liberty Global, Inc. - Series C* (b)	324,000	$9,836,640
Liberty Media Corp. - Entertainment - Series A* (b)	320,000	7,753,600
Comcast Corp. - CL A	400,000	7,588,000
Liberty Media Corp. - Capital - Series A* (b)	150,000	2,160,000
Cumulus Media, Inc. - CL A*	450,750	1,775,955

		29,114,195
Retailing — 11.6%
Liberty Media Corp. - Interactive - Series A* (b)	700,000	10,332,000
Cabela’s, Inc. - CL A* (b)	640,000	7,046,400
Lowe’s Companies, Inc.	200,000	4,150,000
IAC/InterActiveCorp*	200,000	3,856,000
Bed Bath & Beyond, Inc.*	70,000	1,967,000

		27,351,400
Consumer Services — 2.8%
Coinstar, Inc.*	200,000	6,542,000

Consumer Durables & Apparel — 2.4%
Mohawk Industries, Inc.* (b)	90,000	5,769,000

Media — 2.2%
The Washington Post Co. - CL B(b)	5,000	2,934,500
News Corp. - CL A	150,000	2,256,000

		5,190,500
Education Services — 0.9%
Apollo Group, Inc - CL A*	50,000	2,213,000

Leisure Facilities — 0.4%
Six Flags, Inc.*	750,000	862,500

		77,042,595

Financials — 27.5%

Insurance — 15.7%
Berkshire Hathaway, Inc. - CL A* (b)	130	15,697,500
Berkshire Hathaway, Inc. - CL B* (b)	3,000	12,036,000
American International Group, Inc.	235,000	6,218,100
Willis Group Holdings Ltd.	100,000	3,137,000

		37,088,600

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 6.2%
Redwood Trust, Inc. (b)	552,400	$12,589,196
Newcastle Investment Corp.	220,000	1,542,200
CBRE Realty Finance, Inc.	117,000	402,480

		14,533,876
Diversified Financials — 3.2%
American Express Co.	200,000	7,534,000

Investment Banking & Brokerage — 1.6%
TD Ameritrade Holding Corp.*	210,000	3,798,900

Thrifts & Mortgage Finance — 0.8%
Fannie Mae	100,000	1,951,000

		64,906,376

Health Care — 12.5%

Managed Health Care — 8.1%
WellPoint, Inc.*	280,000	13,344,800
UnitedHealth Group, Inc.	220,000	5,775,000

		19,119,800
Health Care Equipment & Services — 4.4%
Omnicare, Inc.	400,000	10,488,000

		29,607,800

Information Technology — 7.0%

Technology Hardware & Equipment — 3.6%
Dell, Inc.*	370,000	8,095,600
Continental Resources#	700	280,000

		8,375,600
Software & Services — 3.4%
Intelligent Systems Corp.* # †	883,999	2,828,797
Microsoft Corp.	100,000	2,751,000
Google, Inc. - CL A* (b)	4,000	2,105,680
Convera Corp.*	280,000	397,600

		8,083,077

		16,458,677

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Telecommunication Services — 6.2%

Telecommunication Services — 6.2%
Telephone and Data Systems, Inc. - Special(b)	200,000	$8,820,000
Level 3 Communications, Inc.*	2,000,000	5,900,000

		14,720,000

Industrials — 4.2%

Industrial Conglomerates — 2.2%
Tyco International Ltd.	130,000	5,205,200

Building Products — 1.4%
USG Corp.*	110,000	3,252,700

Capital Goods — 0.6%
Beacon Roofing Supply, Inc.*	145,000	1,538,450

		9,996,350

Materials — 2.7%

Materials — 2.7%
Martin Marietta Materials, Inc.	32,000	3,314,880
Eagle Materials, Inc.	120,000	3,039,600

		6,354,480

Total Common Stocks (Cost $248,135,382)		219,086,278

SHORT-TERM SECURITIES — 4.3%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 2.1%(a) (Cost $10,282,872)	10,282,872	10,282,872

Total Investments in Securities (Cost $258,418,254)		229,369,150
Due From Broker(b) — 24.8%		58,659,247
Securities Sold Short — (21.9%)		(51,811,900)
Options Written — (0.0%)		(12,700)
Other Assets Less Other Liabilities — 0.1%		211,466

Net Assets — 100%		$236,415,263

Net Asset Value Per Share		$7.93

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT

Ishares Dow Jones U.S. Real Estate	100,000	$(6,095,000)
Ishares Russell 2000	220,000	(15,186,600)
Ishares Russell 2000 Value	230,000	(14,720,000)
Ishares Russell Midcap	165,000	(15,810,300)

Total Securities Sold Short (proceeds $61,511,498)		$(51,811,900)

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Google, Inc. - CL A	September 2008 / $600	1,000	$(12,700)

Total Options Written (premiums received $33,365)			$(12,700)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — BALANCED FUND

The Balanced Fund returned -4.5% in the second quarter, compared to a -2.2% return for the Blended Index†. Poor stock performance drove the Fund’s negative return as the financial sector’s woes continued. Redwood Trust (-35%), American International Group (-38%), Berkshire Hathaway (-10%) and American Express (-13%) all detracted from Fund results. Consumer-related stocks also were broadly weak, including retailers Cabela’s (-22%) and Liberty Media – Interactive (-9%). Positive contributors to Fund results included Omnicare (+45%), Coinstar (+16%) and Telephone & Data Systems (+19%).

The Fund’s asset allocation remained relatively unchanged at 65% common stocks and 35% bonds and short-term securities. We added four new stocks to the Fund during the quarter. ACI Worldwide and Willis Group are first-time holdings, while Cardinal Health and News Corporation are familiar names whose stock prices came back into our buy range. We also sold one company, Beacon Roofing, to focus on other stocks with stronger balance sheets and comparable upside potential. On the fixed-income side, we continued to reduce the Fund’s weighting of U.S. Treasuries in favor of high-quality, agency-guaranteed mortgage-backed securities (MBS) with expected lives in the 2-5 year range. These securities offer attractive coupon income with little risk of negative surprises.

ACI Worldwide (ACIW: $17.59) sells and installs software that allows banks and retailers to accept, transmit, authorize and settle ATM, debit, credit and smart card transactions. ACI has a dominant market share position in its core retail payments software and the company is growing other revenue categories via acquisition, new product development and more recently a strategic alliance with IBM. ACI benefits from a highly recurring and renewing global revenue stream and has a large backlog of new business in the pipeline. Growing electronic payment volumes and new overseas regulations and standards should continue to drive the need for updated and increasingly outsourced payment system solutions. We expect solid revenue growth and modest margin expansion over the next several years in arriving at a business value estimate near $30 per share.

Cardinal Health (CAH: $51.58) is best known as one of the largest distributors of pharmaceuticals and medical supplies worldwide. The company also owns several technologies such as Pyxis (dispensing), Alaris (infusion) and Viasys (respiratory) that help hospitals and physicians improve safety and productivity while delivering better care to patients. The core distribution business has come through the most difficult phase of a major business model transition and we think segment margins will stabilize in the medium term. In the meantime, Cardinal’s businesses should generate well over $4 per share of free cash flow. We expect moderate organic growth and continued share repurchases to drive double-digit increases in per share business value.

News Corporation (NWS/A: $15.04) is a global media conglomerate with a diverse collection of assets including cable television networks, the Fox television network, local television stations, newspapers, film, and satellite television distribution. The broad strategy is to harvest cash flows from old media assets to invest in businesses with better long-term growth prospects. The portfolio generates substantial free cash flow and is benefitting from structural improvements to margins. The company has a strong balance sheet and a seasoned management team with a long time horizon. Disciplined capital allocation is key to our sum-of-the-parts business value estimate in the mid-$20’s.

Willis Group (WSH: $31.37) is a global insurance broker focused on serving middle market and large accounts. The business has toll booth qualities with high retention rates, solid geographic diversification, opportunities to grow market share, and a shareholder friendly management team. The pending acquisition of Hilb Rogal & Hobbs should strengthen Willis’ North American presence and bolster its higher-growth business lines. The current environment is challenging due to the soft commercial insurance market but despite this headwind we expect the company to expand margins and returns on capital over the next few years. At roughly ten times our estimate of forward earnings, we think the stock trades at a substantial discount to its business value.

	Total Returns*			Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	2-Year	3-Year	Since Inception

Balanced Fund	-4.5%	-11.3%	-18.5%	-3.4%	-1.2%	2.7%
Blended Index†#	-2.2	-6.6	-4.9	4.0	4.3	5.9
S&P 500#	-2.7	-11.9	-13.1	2.3	4.4	7.4
Lehman Brothers Intermediate U.S. Government/Credit Index#	-1.5	1.4	7.4	6.6	4.3	3.7

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.13% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	4.0%	Consumer Discretionary	21.7%
Liberty Media - Interactive	3.1	Financials	15.4
Telephone & Data Systems	2.6	Health Care	9.1
Liberty Global	2.6	Information Technology	5.3
WellPoint	2.5	Materials	4.8
Dell	2.5	Industrials	3.4
American Express	2.2	Telecommunication Services	3.4
Omnicare	2.2	Consumer Staples	2.0
Coinstar	2.1
Liberty Media - Entertainment	1.9	Total Common Stocks	65.1%

	25.7%
		Mortgage-Backed Securities	17.8%
		Short-Term Securities/Other	6.5
		U.S. Treasury and Government Agency	4.1
		Mortgage Pass-Through Securities	4.0
		Corporate Bonds	1.7
		Taxable Municipal Bonds	0.4
		Convertible Preferred Stocks	0.4

		Total Bonds & Short-Term Securities	34.9%

* As of June 30, 2008

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2008

Positive (000’s)		Negative (000’s)

Omnicare	$485	Redwood Trust	$(678)
Coinstar	379	American International Group	(590)
Telephone & Data Systems	290	UnitedHealth Group	(406)
Liberty Media - Entertainment	187	Berkshire Hathaway	(330)
WellPoint	154	Cabela’s	(315)
		Other (net)	(2,374)
	$1,495
			$(4,693)

		Net Portfolio Losses	$(3,198)

BALANCED FUND

Schedule of Investments in Securities
June 30, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 65.1%

Consumer Discretionary — 21.7%

Retailing — 8.5%
Liberty Media Corp. - Interactive - Series A*	150,000	$2,214,000
IAC/InterActiveCorp*	65,000	1,253,200
Cabela’s, Inc. - CL A*	100,000	1,101,000
Lowe’s Companies, Inc.	37,000	767,750
Bed Bath & Beyond, Inc.*	25,000	702,500

		6,038,450
Broadcasting & Cable TV — 6.4%
Liberty Global, Inc. - Series C*	60,000	1,821,600
Liberty Media Corp. - Entertainment - Series A*	55,000	1,332,650
Comcast Corp. - CL A	60,000	1,138,200
Liberty Media Corp. - Capital - Series A*	21,000	302,400

		4,594,850
Media — 2.9%
The Washington Post Co. - CL B	2,000	1,173,800
News Corp. - CL A	60,000	902,400

		2,076,200
Consumer Services — 2.1%
Coinstar, Inc.*	45,000	1,471,950

Consumer Durables & Apparel — 1.8%
Mohawk Industries, Inc.*	20,000	1,282,000

		15,463,450

Financials — 15.4%

Insurance — 6.5%
Berkshire Hathaway, Inc. - CL B*	710	2,848,520
American International Group, Inc.	37,000	979,020
Willis Group Holdings Ltd.	25,000	784,250

		4,611,790
Mortgage REIT’s — 3.0%
Redwood Trust, Inc.	55,000	1,253,450
CBRE Realty Finance, Inc.	128,400	441,696
Newcastle Investment Corp.	62,868	440,705

		2,135,851

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 2.2%
American Express Co.	42,000	$1,582,140

Investment Banking & Brokerage — 1.6%
TD Ameritrade Holding Corp.*	65,000	1,175,850

Thrifts & Mortgage Finance — 1.2%
Fannie Mae	32,000	624,320
Freddie Mac	13,000	213,200

		837,520
Banks — 0.9%
Wells Fargo & Co.	27,000	641,250

		10,984,401

Health Care — 9.1%

Health Care Equipment & Services — 4.8%
Omnicare, Inc.	60,000	1,573,200
Laboratory Corporation of America Holdings*	15,000	1,044,450
Cardinal Health, Inc.	15,000	773,700

		3,391,350
Managed Health Care — 4.3%
WellPoint, Inc.*	37,000	1,763,420
UnitedHealth Group, Inc.	50,000	1,312,500

		3,075,920

		6,467,270
Information Technology — 5.3%

Software & Services — 2.8%
Microsoft Corp.	40,000	1,100,400
ACI Worldwide, Inc.*	50,000	879,500

		1,979,900
Technology Hardware & Equipment — 2.5%
Dell, Inc.*	80,000	1,750,400

		3,730,300
Materials — 4.8%

Materials — 4.8%
Martin Marietta Materials, Inc.	10,000	1,035,900
Vulcan Materials Co.	15,500	926,590
Cemex, S.A.B. de C. V. - Sponsored ADR	30,000	741,000
Eagle Materials, Inc.	27,000	683,910

		3,387,400

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Industrials — 3.4%

Transportation — 1.5%
United Parcel Service, Inc.	17,000	$1,044,990

Building Products — 1.2%
USG Corp.*	30,000	887,100

Industrial Conglomerates — 0.7%
Tyco International Ltd.	13,000	520,520

		2,452,610

Telecommunication Services — 3.4%

Telecommunication Services — 3.4%
Telephone and Data Systems, Inc. - Special	42,000	1,852,200
U.S. Cellular Corp.*	10,000	565,500

		2,417,700

Consumer Staples — 2.0%

Hypermarkets & Super Centers — 1.2%
Wal-Mart Stores, Inc.	15,000	843,000

Food Beverage & Tobacco — 0.8%
Diageo PLC - Sponsored ADR	7,500	554,025

		1,397,025

Total Common Stocks (Cost $56,026,574)		46,300,156

CONVERTIBLE PREFERRED STOCKS — 0.4%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	280,500

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS — 1.7%

The Washington Post Co. 5.5% 2/15/09	$755,000	$764,900
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	304,027
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	154,375

Total Corporate Bonds (Cost $1,302,704)		1,223,302

MORTGAGE-BACKED SECURITIES — 17.8%(c)

Federal Home Loan Mortgage Corporation — 9.2%

2665 CL WY — 4.5% 2027 (1.2 years)	750,000	753,903
3028 CL MB — 5.0% 2026 (1.2 years)	449,115	454,413
2548 CL HB — 4.5% 2010 (1.4 years)	750,000	755,630
2831 CL AB — 5.0% 2018 (2.7 years)	319,032	323,904
2975 CL OD — 5.5% 2027 (2.9 years)	800,000	819,101
2926 CL AB — 5.0% 2019 (3.0 years)	742,847	753,096
2627 CL LE — 3.0% 2017 (3.0 years)	836,017	804,697
2542 CL LD — 5.0% 2022 (3.2 years)	984,947	995,197
3209 CL TU — 5.0% 2017 (4.9 years)	868,793	870,025

		6,529,966

Federal National Mortgage Association — 7.0%

2003-87 CL JA — 4.25% 2033 (0.3 years)	27,425	27,430
2003-87 CL TG — 4.5% 2014 (1.2 years)	460,000	463,046
2003-113 CL PC — 4.0% 2015 (1.3 years)	1,000,000	1,001,170
2003-4 CL PD — 5.0% 2016 (2.0 years)	800,000	810,834
2002-55 CL VA — 5.5% 2013 (2.1 years)	249,733	255,089
2005-59 CL PB — 5.5% 2028 (3.0 years)	650,000	663,552
2006-78 CL AV — 6.5% 2017 (3.1 years)	650,726	684,567
2003-83 CL VA — 5.5% 2014 (3.1 years)	281,740	288,420
2002-91 CL QG — 5.0% 2018 (5.2 years)	750,000	749,238

		4,943,346

Other — 1.6%

CDMC 2003-7P CL A4 — 3.376% 2017 (3.7 years)(d)	883,853	821,773
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.2 years)	342,965	323,725

		1,145,498

Total Mortgage-Backed Securities (Cost $12,412,181)		12,618,810

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE PASS-THROUGH SECURITIES — 4.0%(c)

Federal National Mortgage Association — 2.3%

888595 — 5.0% 2022 (4.5 years)	$599,454	$594,296
357985 — 4.5% 2020 (4.6 years)	1,094,426	1,065,150

		1,659,446

Federal Home Loan Mortgage Corporation — 1.7%

G11773 — 5.0% 2020 (4.3 years)	808,126	803,610
18190 — 5.5% 2022 (4.5 years)	408,044	410,895

		1,214,505

Total Mortgage Pass-Through Securities (Cost $2,846,248)		2,873,951

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $298,070)	300,000	300,627

U.S. TREASURY AND GOVERNMENT AGENCY — 4.1%

U.S. Treasury — 1.7%

U.S. Treasury Note 3.125% 10/15/08	300,000	301,266
U.S. Treasury Note 3.0% 2/15/09	400,000	402,094
U.S. Treasury Note 3.625% 7/15/09	500,000	506,836

		1,210,196

Government Agency — 2.4%

Freddie Mac 4.0% 4/28/09	240,000	242,279
Federal Home Loan Banks 4.16% 12/08/09	400,000	406,776
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,019,449

		1,668,504

Total U.S. Treasury and Government Agency (Cost $2,824,164)		2,878,700

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 6.9%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 2.1%(a)	934,596	$934,596
Federal Home Loan Banks Discount Note 2.2% 7/31/08(b)	$2,000,000	1,996,458
Federal Home Loan Banks Discount Note 2.2% 8/04/08(b)	2,000,000	1,995,834

Total Short-Term Securities (Cost $4,926,961)		4,926,888

Total Investments in Securities (Cost $81,335,897)		71,402,934
Other Liabilities in Excess of Other Assets — (0.4%)		(288,795)

Net Assets — 100%		$71,114,139

Net Asset Value Per Share		$9.56

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — NEBRASKA TAX-FREE INCOME FUND

The Nebraska Tax-Free Income Fund returned +0.2% in the quarter, compared to -0.8% decline for the Lehman Brother’s 5-Year Municipal Bond Index. The Fund’s cash position cushioned the impact of generally rising interest rates in the quarter and asset positioning resulted in bond price gains on certain of our longer-term investments.

Investment activity was highlighted by additions to existing shorter-term bonds (less than one-year maturity) issued by the Southern Nebraska Public Power District. We reinvested proceeds from called bonds of the Bryan LGH Health System in Lincoln as the hospital group refinanced existing shorter-term debt (auction rate securities) into longer-term securities. We also added a 10-year, A-rated bond issued by the Nebraska Methodist Health System, a well-managed hospital group with facilities in Omaha, Nebraska and Council Bluffs, Iowa.

The average duration of our Fund increased modestly during the quarter, to 3.8 years from 3.5 at March 31st, while the average maturity increased to 7.7 from 7.6 years. The overall credit quality of Fund investments remains high with a weighted average credit score, or rating, of AA.

As a reminder, we invest in a portfolio of bonds of varying maturities that we believe represent attractive risk adjusted returns, taking into consideration the general level of interest rates and the credit quality of the investment. Given today’s low interest-rate environment, our current cash and other shorter-term investments position our Fund well to continue to take advantage of further market opportunities, particularly should interest rates rise.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Nebraska Tax-Free Income Fund**	3.5%	2.6%	2.9%	4.1%	4.6%	5.2%
Lehman Brothers 5-Year Municipal Bond Index#	5.7	3.3	2.9	4.5	4.7	5.7

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.80% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the “Partnership”). The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During these periods, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table shows a profile of our portfolio as of June 30:

Average Maturity	7.7 years
Average Duration	3.8 years
30-Day SEC Yield at 6-30-08	3.2%
Average Rating	AA
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 5%

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

State Breakdown

Nebraska	82.4%
Illinois	3.9
Commonwealth of Puerto Rico	3.2
Washington	1.8
Texas	1.5
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	4.8

100.0%

Sector Breakdown

Power	21.5%
Higher Education	15.3
Hospital	14.6
Water/Sewer	10.3
General	6.9
Housing	1.9

Total Revenue	70.5

City/Subdivision	6.7
State/Commonwealth	6.0
School District	4.5
County	1.8

Total General Obligation	19.0

Escrow/Pre-Refunded	5.7
Short-Term Securities/Other	4.8

100.0%

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities June 30, 2008 (Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 95.2%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$502,920

Illinois — 3.9%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,016,520
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	155,000	166,098
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	509,045
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	511,930

		2,203,593

Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	40,000	40,056

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	758,243

Nebraska — 82.4%
Adams County, Hospital Authority #1, Revenue, Mary Lanning Memorial Hospital Project, Radian Insured
4.25%, 12/15/16 (settlement date 7/01/08)	250,000	238,752
4.4%, 12/15/17 (settlement date 7/01/08)	250,000	238,582
5.3%, 12/15/18	700,000	700,749
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	497,665
Series B, 4.65%, 6/15/12	500,000	503,805
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	250,879
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health — Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	255,415
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	240,870
Douglas County, Hospital Authority #2, Revenue,
Lakeside Village Project, 5.125%, 12/15/22	500,000	506,890
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	397,480
Nebraska Medical Center Project, 5.0%, 11/15/15	295,000	307,918
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18	500,000	520,770

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 82.4% (continued)
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	$500,000	$512,390
MBIA Insured, 4.3%, 11/15/14	500,000	504,490
4.75%, 6/15/17	490,000	490,818
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	518,430
5.2%, 12/15/26	500,000	516,100
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,156
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	592,578
4.75%, 9/01/17	200,000	202,918
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	465,660
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	516,600
5.125%, 8/15/16	500,000	517,580
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	480,302
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	866,329
3.45%, 4/01/14	650,000	648,128
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	771,300
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center,
4.0%, 6/01/10	380,000	384,830
Series A, 5.0%, 6/01/16	500,000	519,860
Series A, 5.0%, 6/01/17	500,000	517,070
Series B-2, LOC — U.S. Bank, 1.55%, 6/01/31 (Variable Rate Demand Note)	500,000	500,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	201,110
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	523,905
5.0%, 9/01/18	1,000,000	1,047,730
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	953,480
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	257,045
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	923,869
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	822,024
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	365,000	369,460

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 82.4% (continued)
Nebraska Educational Financial Authority, Revenue, Refunding,
Creighton University Project, FGIC Insured, 4.67%, 8/01/31 (Auction Rate Security)#	$400,000	$400,000
Hastings College Project, 5.05%, 12/01/23	500,000	461,710
Nebraska Wesleyan University Project, Radian Insured, 5.15%, 4/01/22	1,000,000	984,440
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	455,000	473,409
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	200,000	200,936
Nebraska Investment Financial Authority, Health Facility Revenue,
Childrens Hospital Obligated Group, Refunding, Series A, 3.503%, 8/15/32 (Auction Rate Security)#	625,000	625,000
Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured, 5.0%, 11/15/14	250,000	250,665
Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured, 5.45%, 11/15/17	455,000	455,774
Nebraska Investment Financial Authority, Single Family Housing Revenue, Series C, AMT
4.05%, 3/01/12	285,000	284,410
4.05%, 9/01/12	340,000	338,824
4.125%, 3/01/13	375,000	370,391
Nebraska Public Power District, Revenue,
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,026,010
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	436,318
Series B, 5.0%, 1/01/21	1,000,000	1,046,480
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	410,982
5.0%, 7/15/16	200,000	211,982
4.0%, 7/15/17	200,000	196,468
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	781,102
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	774,435
Omaha, General Obligation, Refunding, 4.5%, 12/15/17	250,000	255,583
Omaha, Public Facilities Corp., Lease Revenue, Series C, Rosenblatt Stadium Project,
3.9%, 10/15/17	235,000	235,303
3.95%, 10/15/18	240,000	239,426

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 82.4% (continued)
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	$500,000	$513,320
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	414,980
Series A, Escrowed to Maturity, 7.625%, 2/01/12	410,000	448,397
Series A, 4.25%, 2/01/18	900,000	904,140
Series A, 4.1%, 2/01/19	1,000,000	985,190
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	942,790
Series C, 5.5%, 2/01/14	280,000	303,999
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	532,995
4.0%, 11/15/14	250,000	255,328
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	700,868
Papillion, Water Revenue System, Bond Anticipation Notes,
Series C, 3.0%, 6/15/11	500,000	497,935
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	257,318
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	782,715
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,366
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,147
Scottsbluff County, Hospital Authority #1, Revenue, Regional
West Medical Center, 6.375%, 12/15/08	40,000	40,112
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,001,740
Bond Anticipation Notes, 4.0%, 12/15/08	2,000,000	2,019,520
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,025,070
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17(b)	570,000	583,019
Omaha Health & Recreation Project, 4.05%, 5/15/19	390,000	383,920
Omaha Health & Recreation Project, 5.0%, 5/15/33	700,000	705,936
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	582,668
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	811,984
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,075,692

		46,113,734

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Puerto Rico — 3.2%
Commonwealth,
Refunding, Series B4, FSA Insured, 1.354%, 7/01/28 (Auction Rate Security — Mandatory Full Tender 7/01/08)	$800,000	$800,000
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	1,014,443

		1,814,443
Texas — 1.5%
San Antonio, Electric & Gas Revenue, Series A
5.0%, 2/01/18	325,000	330,902
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	180,063
5.25%, 2/01/14	320,000	327,830

		838,795
Washington — 1.8%
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,007,510

Total Municipal Bonds (Cost $52,992,248)		53,279,294

SHORT-TERM SECURITIES — 4.7%

Wells Fargo National Advantage Tax-Free Money Market Fund – Institutional Class 1.6%(a) (Cost $2,642,735)	2,642,735	2,642,735

Total Investments in Securities (Cost $55,634,983)		55,922,029
Other Assets Less Other Liabilities — 0.1%		53,942

Net Assets — 100.0%		$55,975,971

Net Asset Value Per Share		$9.88

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

(b)	Designated to cover a forward purchase commitment.

#	Illiquid and/or restricted security that has been fair valued.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — SHORT-INTERMEDIATE INCOME FUND

Despite a modest decline of 0.6% in NAV (net asset value), the Short-Intermediate Income Fund performed reasonably well in the second quarter as our defensive position (shorter average-life portfolio) cushioned our results from rising interest rates. Shorter-term U.S. Treasury bond yields, for example, increased approximately one-percent during the quarter as investors became more concerned about inflationary pressures building in the economy. The second quarter results exceeded the -1.5% return of the Lehman Brothers Intermediate U.S. Government/Credit Index, our Fund’s primary benchmark.

Primary contributors to Fund performance were Mortgage-Backed Securities (MBS) as coupon income mitigated modest price declines. In addition, MBS spreads, relative to Treasuries, continued to narrow from the abnormally wide levels experienced in the first quarter.

Principal detractors to Fund performance in the quarter came from our small investment (approximately 1%) in common and preferred stocks, principally Redwood Trust. Despite these unrealized price declines, we continue to believe Redwood Trust is well positioned to benefit from the disruption in the residential and commercial real estate marketplace. Redwood’s solid dividend yield (greater than 10% at quarter end) should provide attractive income for our Fund with the prospects of share price appreciation based on our estimate of the company’s business value.

Investment activity in the second quarter included additional investments in older issue (i.e. 2 to 5 years seasoned) government agency MBS, principally backed by 15-year mortgages. MBS continues to provide attractive coupon income and spread to U.S. Treasuries, particularly when compared to high quality corporate bonds. We also added to our taxable municipal bond investments by purchasing 6-7 year bonds insured by Berkshire Hathaway Assurance Corporation (AAA-rated) issued by the city of Los Angeles. With yields to maturity in the mid-5% range, these low credit risk bonds should provide attractive incremental income returns to our Fund.

Fund Strategy Review

Our investment approach consists primarily of investing in a portfolio of high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. Overall, we strive to maximize our investment (or reinvestment) yield while avoiding making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

For a small portion of our portfolio, we also search for other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). Despite the disappointing results of this small segment of our Fund in the past year, these types of investments have enhanced our Fund’s historical returns.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	6.2%	4.1%	3.6%	4.8%
Lehman Brothers Intermediate U.S. Government/Credit Index#	7.4	4.3	3.5	5.5
Lehman Brothers 1-5 Year U.S. Government/Credit Index#	7.1	4.5	3.4	5.2
Lehman Brothers 1-3 Year U.S. Government/Credit Index#	6.7	4.6	3.4	4.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury	5.8%
U.S. Government Agency Mortgage Related Securities	48.0
Aaa/AAA	17.2
Aa/AA	3.2
A/A	2.7
Ba/BB	0.9
B/B, below, and non-rated	3.2
Cash Equivalents	19.0

100.0%

Sector Breakdown

Mortgage-Backed Securities	46.1%
Short-Term Securities/Other	19.0
Government Agency	9.3
Taxable Municipal Bonds	6.1
Mortgage Pass-Through Securities	6.1
U.S. Treasury	5.8
Corporate Bonds	4.8
Non-Convertible Preferred Stocks	1.7
Common Stocks	0.9
Convertible Preferred Stocks	0.2

100.0%

Financial Attributes

Average Maturity	3.2 years
Average Duration	2.1 years
Average Coupon	4.7%
30-Day SEC Yield at 6-30-08	3.5%
Average Rating	AA +

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities
June 30, 2008
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 4.8%

Liberty Media Corp. 7.875% 7/15/09	$500,000	$507,366
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	380,034
American Express Centurion Bank 5.55% 10/17/12	2,000,000	1,980,332
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	1,004,510
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	463,125
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,479,498
USG Corp. 6.3% 11/15/16	1,000,000	810,000

Total Corporate Bonds (Cost $6,921,281)		6,624,865

MORTGAGE-BACKED SECURITIES — 46.1%(b)

Federal Home Loan Mortgage Corporation — 24.6%

2498 CL PD — 5.5% 2016 (0.0 years)	59,166	59,109
3125 CL A — 5.125% 2013 (0.3 years)	339,409	340,605
2878 CL TB — 5.5% 2024 (0.7 years)	1,636,564	1,651,533
2665 CL WY — 4.5% 2027 (1.2 years)	4,000,000	4,020,818
2765 CL JN — 4.0% 2019 (1.3 years)	1,479,726	1,479,981
2692 CL QT — 4.5% 2018 (1.3 years)	2,000,000	2,011,314
2548 CL HB — 4.5% 2010 (1.4 years)	4,250,000	4,281,905
2921 CL A — 5.5% 2018 (1.6 years)	1,732,264	1,768,307
2743 CL HC — 4.5% 2015 (1.7 years)	3,000,000	3,016,276
3200 CL AD— 5.5% 2029 (2.6 years)	3,543,462	3,600,695
2831 CL AB — 5.0% 2018 (2.7 years)	1,276,129	1,295,618
2975 CL OD — 5.5% 2027 (2.9 years)	2,700,000	2,764,464
2627 CL LE — 3.0% 2017 (3.0 years)	1,463,030	1,408,220
2999 CL NB — 4.5% 2017 (3.1 years)	4,000,000	3,989,848
R011 CL AB— 5.5% 2020 (4.4 years)	2,540,800	2,565,060

		34,253,753

Federal National Mortgage Association — 17.3%

2003-87 CL JA — 4.25% 2033 (0.3 years)	115,732	115,756
2003-81 CL NX — 3.5% 2013 (0.4 years)	485,395	484,674
2003-87 CL TE — 4.0% 2013 (0.4 years)	913,790	915,159
2002-74 CL TC — 5.0% 2015 (0.4 years)	180,974	181,636
2003-20 CL QC — 5.0% 2027 (1.2 years)	685,707	692,691
2003-113 CL PC — 4.0% 2015 (1.3 years)	1,010,000	1,011,182

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal National Mortgage Association — 17.3% (continued)

2002-74 CL TD — 5.0% 2015 (1.5 years)	$4,000,000	$4,048,395
2004-81 CL KC — 4.5% 2017 (2.1 years)	3,000,000	3,008,138
2003-39 CL LC — 5.0% 2022 (2.8 years)	1,126,414	1,134,172
2003-43 CL EX — 4.5% 2017 (2.8 years)	764,757	760,508
2005-59 CL PB — 5.5% 2028 (3.0 years)	2,000,000	2,041,697
2006-78 CL AV — 6.5% 2017 (3.1 years)	2,058,031	2,165,058
2003-92 CL PD — 4.5% 2017 (3.2 years)	2,500,000	2,488,463
2003-16 CL PD — 5.0% 2016 (3.4 years)	1,000,000	1,015,577
2003-27 CL DW — 4.5% 2017 (3.7 years)	1,000,000	987,079
2003-24 CL BC — 5.0% 2018 (6.4 years)	3,000,000	2,979,682

		24,029,867

Other — 4.2%

CDMC 2003-7P CL A4 — 3.376% 2017 (3.7 years)(c)	2,651,560	2,465,320
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.2 years)	423,018	399,286
GNR 2004-80 CL MR — 5.0% 2031 (4.4 years)	3,000,000	2,989,635

		5,854,241

Total Mortgage-Backed Securities (Cost $63,476,819)		64,137,861

MORTGAGE PASS-THROUGH SECURITIES — 6.1%(b)

Federal National Mortgage Association — 5.2%

254863 — 4.0% 2013 (2.1 years)	506,184	498,905
255291 — 4.5% 2014 (2.4 years)	674,608	669,791
251787 — 6.5% 2018 (3.5 years)	35,049	36,504
254907 — 5.0% 2018 (3.9 years)	1,228,649	1,227,293
888595 — 5.0% 2022 (4.5 years)	3,425,452	3,395,979
357985 — 4.5% 2020 (4.6 years)	1,459,235	1,420,200

		7,248,672

Federal Home Loan Mortgage Corporation — 0.9%

1386 — 5.0% 2018 (3.6 years)	392,532	391,751
18190 — 5.5% 2022 (4.5 years)	816,089	821,790

		1,213,541

Total Mortgage Pass-Through Securities (Cost $8,490,465)		8,462,213

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

TAXABLE MUNICIPAL BONDS — 6.1%

Topeka, Kansas 4.5% 8/15/09	$1,135,000	$1,149,528
Stratford, Connecticut 6.55% 2/15/13	500,000	520,295
University of California 4.85% 5/15/13	990,000	992,069
Nebraska Public Power District 5.14% 1/01/14	1,000,000	967,950
Los Angeles, CA Cmty Dev 6.0% 9/01/14	2,275,000	2,366,068
Los Angeles, CA Cmty Dev 6.0% 9/01/15	1,220,000	1,254,148
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,298,875

Total Taxable Municipal Bonds (Cost $8,559,919)		8,548,933

U.S. TREASURY AND GOVERNMENT AGENCY — 15.1%

U.S. Treasury — 5.8%

U.S. Treasury Note 3.0% 2/15/09	5,000,000	5,026,175
U.S. Treasury Note 2.625% 3/15/09	3,000,000	3,008,907

		8,035,082

Government Agency — 9.3%

Freddie Mac 4.0% 4/28/09	240,000	242,279
Freddie Mac 3.25% 7/09/09	1,000,000	1,003,717
Federal Home Loan Banks 4.16% 12/08/09	1,500,000	1,525,410
Fannie Mae 4.125% 4/28/10	2,000,000	2,035,742
Freddie Mac 4.125% 6/16/10	1,000,000	1,018,076
Freddie Mac 5.5% 9/15/11	1,000,000	1,054,260
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,019,449
Fannie Mae 4.375% 7/17/13	2,000,000	2,020,128
Freddie Mac 5.0% 11/13/14	3,000,000	3,106,728

		13,025,789

Total U.S. Treasury and Government Agency (Cost $20,656,485)		21,060,871

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Shares	Value

COMMON STOCKS — 0.9%

Redwood Trust, Inc.	38,000	$866,020
Newcastle Investment Corp.	45,000	315,450

Total Common Stocks (Cost $2,483,048)		1,181,470

CONVERTIBLE PREFERRED STOCKS — 0.2%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	327,250

NON-CONVERTIBLE PREFERRED STOCKS — 1.7%

Fannie Mae 8.25% 12/13/10	50,000	1,147,500
Freddie Mac 8.375% 12/31/12	50,000	1,215,000

Total Non-Convertible Preferred Stocks (Cost $2,496,935)		2,362,500

SHORT-TERM SECURITIES — 18.2%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 2.1%(a) (Cost $25,300,825)	25,300,825	25,300,825

Total Investments in Securities (Cost $139,200,269)		138,006,788
Other Assets Less Other Liabilities — 0.8%		1,179,765

Net Assets — 100%		$139,186,553

Net Asset Value Per Share		$11.46

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

MANAGEMENT DISCUSSION & ANALYSIS — GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund closed the second quarter with a 7-day effective yield of 1.95%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Any discussion of investment results for our Government Money Market Fund should never make for exciting reading, and we’re happy to begin by saying that this discussion will be no different. In fact, it is the avoidance of “excitement” that leads investors to own funds of this type. We continue to invest in ultra high-quality short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days. Our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy actions as we reinvest proceeds of maturing bills and notes in these same short-term instruments.

The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than ninety days whose returns are largely affected by near-term monetary policy. A change in the “going rate” in the short-term government security market impacts our yields fairly quickly.

The low level of money market fund yields in today’s environment certainly does not generate a lot of excitement. However, achieving our investment objective (current income consistent with the preservation of capital and maintenance of liquidity) should continue to provide investors “peace of mind.”

Overall, our Government Money Market Fund is designed for investors with a short investment horizon and low risk tolerances. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
June 30, 2008
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 88.2%†

U.S. Treasury — 25.8%

U.S. Treasury Bill 1.9% 7/10/08	$24,000,000	$23,988,840

Government Agency — 62.4%

Federal Farm Credit Banks Discount Note 2.1% 7/09/08	14,000,000	13,993,529
Federal Farm Credit Banks Discount Note 2.1% 7/23/08	11,000,000	10,985,883
Federal Home Loan Banks Discount Note 2.2% 7/31/08	18,000,000	17,968,350
Federal Home Loan Banks Discount Note 2.2% 8/04/08	15,000,000	14,969,117

		57,916,879

Total U.S. Treasury and Government Agency		81,905,719

SHORT-TERM SECURITIES — 11.7%

Wells Fargo Advantage 100% Treasury Money Market Fund – Service Class 1.3%(a)	2,823,628	2,823,628
Milestone Treasury Obligations Portfolio 1.9%(a)	8,045,785	8,045,785

Total Short-Term Securities		10,869,413

Total Investments in Securities (Cost $92,775,132)		92,775,132
Other Assets Less Other Liabilities — 0.1%		97,316

Net Assets — 100%		$92,872,448

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Nebraska Tax-Free Income Fund - WNTFX
Short-Intermediate Income Fund - WEFIX
Government Money Market Fund - WGMXX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

8/1/08